Press Release

SOURCE: Westsphere Asset Corporation, Inc.

Wednesday October 31 2007

PRESS RELEASE

Source: Westsphere Asset Corporation

Calgary Alberta, Canada Westsphere Asset Corporation today announces that

Westsphere Systems Inc. a subsidiary of Westsphere Asset Corporation has selected BASE24® and ACI Worldwide, a leading international provider of software for electronic payment systems to enable Westsphere to become a new ATM/POS acquirer in the Canadian market.  The solution will operate in an ACI On

Demand™ hosted services environment.  With an initial deployment of

1,500 devices nationwide, Westsphere plans to leverage their On Demand solution and expand their network over time.

    “ACI is a leader in the Canadian market among Interac members,” said

Doug Mac Donald, President and CEO of Westsphere Asset Corporation.  “After

Extensive research, we chose ACI based on the company’s experience,

expertise and unique ability to provide the functionality we need to service our customers.”

    ACI On Demand will allow Westsphere to use ACI’s world-class payments software through a hosted solution arrangement in which ACI will configure and host a unique copy of its software to meet Westsphere’s needs.

Mac Donald continued, “These are changing times in the Canadian electronic payments business and we are very pleased that we have this association with the premier and best in class provider of software for electronic payment

systems not only in Canada but North America and Internationally.   By

partnering with ACI, we have partnered with the largest supplier of  electronic processing application software and systems servicing nine of  Canada’s top 10 conventional banking operations.”

Westsphere will run ACI’s flagship payment engine, BASE24, and ACI

Payments Manager™ in the BASE24 environment providing a comprehensive,

high-performance, fault-tolerant  solution to deliver services through ATM, and

POS self-service devices.

    “This is an exciting time for payments processing in Canada,” said Mark

Vipond, chief operating officer at ACI.  “We are enthusiastic about the opportunity to partner with Westsphere as it embarks on new ventures and business opportunities.  The ACI On Demand environment should prove to be ideal for Westsphere’s needs.”

  About ACI Worldwide

    Every second of every day, ACI Worldwide solutions (ACIW) are at work processing electronic payments, managing risk, automating back office

systems and providing application infrastructure services.   ACI is a

leading international provider of solutions for banking, retail and cross-industry systems.  ACI serves more than 800 customers in 84 countries including many of the world's largest financial institutions, retailers and payment processors.

About Westsphere Asset Corporation

Westsphere Asset Corporation, Inc. (WSHE) is a leading financial holding company in Canada at the forefront of point of sale and online computer banking.

Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM),

Point of Sale Machines (POS), Online Computer Banking (OCB) and

eCommerce transaction security and payment.  Westsphere maintains and services an ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 75,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common- 531,115

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    : Voting Preferred- 1,416,143

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements. All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.

      2140 Pegasus Way N.E.

     Calgary, Alberta, Canada

     T2E 8M5